COLLEGIATE PACIFIC, INC. SYMBOL: BOO

Certain of the above statements contained in this press release are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements include statements relating to the company's anticipated financial performance, business prospects, new developments, new strategies and similar matters. The following important factors, in addition to those described in the company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the year ended June 30, 2003, especially in the Risk Factors and the Management's Discussion and Analysis sections, and its Quarterly Reports on Form 10-QSB and its Current Reports on Form 8-K (each of which is available upon request from the company or on the company's Web site, www.cpacsports.com, under the heading "Investors") may affect the future results of the company and cause those results to differ materially from those expressed in the forward-looking statements, material adverse changes in the economic conditions in the Company's markets, including as a result of terrorist attacks, competition from others, how much the Company may receive from the exercise of outstanding stock options and warrants, if anything, whether or not the Company consummates its pending transaction with Dixie Sporting Goods and the ability to obtain and retain key executives and employees. We disclaim any obligation to update these forward-looking statements. Forward Looking Statements 2

WHO IS COLLEGIATE PACIFIC? Nation's largest and fastest growing direct manufacturer, marketer and distributor of Sporting Goods to Institutions in the USA Sell via Catalog, Telesales, and now Road Sales Professionals Formerly Equipment - Now Equipment and Team Uniforms 65,000 accounts; 500-700 new per month; 4,200+ products Focus on "Revenue Producing Sports" (baseball, football, basketball, etc.) Focus on Traditional Accounts (HS / College) via Sales Force and Non Traditional Accounts (Parks, YMCA, Church) via Catalog Factory-Direct; Remove middle man - pass savings to customer 3

WHO MANAGES COLLEGIATE PACIFIC? Michael Blumenfeld Founder/CEO of two $100M direct selling sports enterprises First to distribute sports equipment direct to schools in 1972 Management Staff 500+ cumulative years in the industry Expertise in marketing; manufacturing; international sourcing; distribution Never A Down Year in Revenue Production in 31-Year History 4

HISTORICAL - BOO Pre-FY2004 BOO Management Founded Direct Selling of Sports Equipment in 1972 1980-Public as BSN Corp. $0 - $120M in 10 Year Span 100+ Acquisitions in this Space Sold in 1990 1991- Public as Sport Supply Group, Inc. $40M - $110M in 5 Year Span Acquisition of MacGregor Trade Name Sold Controlling Interest in 1996 1998 - Founded Collegiate Pacific, Inc. (AMEX-BOO in 2000) Employee Base Comprised of Top 55 Mgrs/Executives - Former Entities 3rd Vehicle - "Best Practices" Model Michael J. Blumenfeld Infuses $6M to Found Company All Employees Stock/Option Holders 5

FY Projections 7/1 - 6/30 (Pre-Dixie) FY 2002(a) 2003 (a) 2004 (p)1 2005(p)2 Cycle 13 Cycle 24 Revenues $17M $21M $38M $76M $136M $156M Net $0 $570K $1.8M $5.0M $9.0M $13.3M EPS $0 $.12 $.24 $.50 $.82 $1.21 Fully Diluted Shares Out 4.3 4.7 7.5 10 11 11 1 Assumes approximately 9.5M fully diluted shares in Q404 2 Assumes full dilutive effect of recent warrant call but no application of proceeds beyond Kesslers (7M cash on-hand remains) 3 Assumes hypothetical allocation of cash on-hand and 1M new shares issued for acquisitions 4 Organic growth year following Cycle 1 assuming no new acquisitions 6

NEW: Dixie Sporting Goods Transaction LOI Contributes in FY05 - Contributes 2-3X in FY06 Stub Period / Seasonality / Closing Date New Opportunities Abound; Solidifying the Platform Adds $15M+ to FY05 Sales; Consolidated Sales of $90M+ Dixie / Kessler Combo Yields: #1 Direct Seller Uniforms / Equipment to Schools in USA #1 Distributor of Nike, Russell, Wilson & Adidas Uniforms in USA 120 Sales Pros; 14 Contiguous States; Substantial Competitive Advantage Football, Uniform, Sales Force expertise compliments BOO Baseball, Equipment Catalog expertise CROSS MARKETING / OPERATING SYNERGIES ABOUND 7

Industry Manufacturer E Distributor E Sales Force E Dealer E Collegiate Pacific Customer Customer Differences: 30-60% Price Savings Delivery in 7 days vs. 4 weeks The CP WAY 1.5M Catalogs 17 Man Telesales Fax/Email 80-120 Sales Pros 8

OPERATING PHILOSOPHY Leverage Management Experience 400+ cumulative years in product design, manufacturing and marketing Leverage "Quick Ship" Business Model 24 Hour shipping on items that require 6-8 weeks from others Remove price as lead determinant - higher margins 9

OPERATING PHILOSOPHY Proprietary Products Focus High margin manufactured/import items Batting cages, bleachers, soccer goals, basketball goals, volleyball standards These products drive margin expansion and average invoice value Ownership of Brands Funnets? Edwards? license MarkOne? 10

BIG BUSINESS . . . PERSONAL TOUCH NO VOICE PROMPTS - ONLY LIVE BODIES - 3 RINGS NO TRANSFERS - ORDER PLACED WITH WHO ANSWERS NO CUSTOMER SERVICE DEPT - FIX WHAT YOU BREAK DISCRETION TO SOLVE PROBLEMS AT SALESMAN LEVEL EX-COACHES; EX-ATHLETES; EX - TEACHERS CAN RELATE 11

STATISTICS - PRE ACQUISITIONS Sales by Customer Type FY '04 12 Park Dept 17% Camp 12% School Dist 14% Dealers 11% High School 13% Tennis 6% Bids 6% Govt 6% Misc 4% Colleges 2% Churches 2% YMCA 2% Housing Auth 2% Boys Clubs 1% Middle Schools 1% Internet 1%

$26M Sales; $2M+ Op Inc; 100% Op Inc Growth 36-38K customers (adding 500-700 per month) 3800 SKUs (adding 300+ per semester) 40% Manufacturing 35% Import 24 Hour Shipping guarantee vs. 2-4 week industry average AOV $550+ vs. $275 Industry Average 25% Organic Growth Through 3/31/04 - Sustainable FY04 Organic Platform (Pre Acquisitions) Commenced July 1, 2003 75% Private Label Products/Margins 13

Tomark = "Regional CP"/former competitor $9.5M sales; West Coast dominant; baseball-intensive Catalog marketers/manufacturers Combination with BOO yields: Enhanced Catalog Distribution Enhanced SKU count; new sports Manufacturing efficiencies in Dallas, TX facility Enhanced margins & growth rates ACQUISITION OF TOMARK SPORTS 14

TOMARK COMPATIBILITY

Category	**CP**	**Tomark**	**Opportunity**
Total Sales	$26M	$9.5M	Growth
West Coast Sales	5%	60%	Strengthens CP control in West; untapped market in East for Tomark
# SKU's	4,200	1,800	Add CP SKU's to Tomark catalog
# Manufactured SKU's & Import SKU's	3,200	300	Add margin-enhancing "House SKU's" to Tomark product mix
# Sports Serviced	15+	3	Broaden Tomark into a multi-sport line
# Catalog Drops Annually	10+	2	Increase Tomark catalog distribution
# Customers	35K	30K	Use added product; increased catalog presence to leverage customer base
Manufacturing Facilities	Yes	Yes	Obtain efficiencies

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KESSLER TEAM SPORTS Largest Team Dealer in US $30M+ sales; 70 salesmen; 8 states 70% uniforms; 30% equipment Nike's #1 distributor (same for Adidas, Wilson) Combination with BOO Yields Proprietary equipment and uniforms under one roof Only company in industry with equipment, uniforms, sales force and brand Import/Manufacturing potential Expansion platform (organic and acquisition) Sizeable barrier to entry - even more so with Dixie (Richmond, Indiana) 16

KESSLER COMPATIBILITY

Category	**CP / Tomark**	**Kessler**	**Opportunity**
Total Sales	$35M	$30M	Growth
Seasonality	Q3, Q4	Q1, Q2	Improves BOO slow months
Hard Goods	98%	30%	Pump high-margin hard goods through Kessler
Soft Goods	2%	70%	Gives CP entrance into uniform market; bundling opportunity; cross-market
Baseball Revenues	50%	5%	Untapped marked for Kesslers; CP's #1 strength
Football Revenues	5%	60%	Untapped market for CP; Kesslers #1 strength
Brands	Generic	Nike	First ever consolidation of brand and proprietary product - Bundling
Salesmen	5	70	Gives CP "Feet on Street" to pump manufacturing/import products
Territory	National	9 States	Grow territory/Salesmen coverage
Customers	Traditional/ Non-Traditional	Traditional	Reduces overlap; segregates catalog/salesmen duties

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Kessler – Dixie Comparative Platforms

Category	Kessler	Dixie	Comment
Territory	Midwest / Southeast	Mid Atlantic / East Coast	Coverage of 14 Non – Overlapping States - No territorial conflicts amongst salesmen
National Rank (size)	#1	#2	Two Largest Team Dealers Under CP Umbrella
Salesman	80	40	Largest National Sales Force with access to both Branded Uniforms and Factory Direct Equipment
Uni / Equ. Ratio	70% - 30%	65% - 35%	Both weighted towards Uniforms – Leverage existing customer base with CP Equipment
Baseball Revenues	5%	5%	CP's #1 category = Untapped by Kess / Dixie
Football Revenues	60%	60%	Kessler #1 category = Untapped Market for CP
% Import / Mfg.	1%	0%	Kess-Dixie benefit from CP Core Expertise
Top Uniform Brand	NIKE	RUSSELL	Makes CP leading distributor for both top brands
IT Platform	Sportspak	Sportspak	Simplifies Consolidation / Coordination
Mgmt. Experience	50 Years	40 Years	Most Well Regarded Operators in the Industry

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Pre-Kessler Post-Kessler $3B $6B Equipment Only Equipment/Team Uniforms Target Market Expansion 2 19

Kessler - Dixie Sales Force Platform Targets Traditional Channel High Schools, Colleges, Youth Sports Programs Salesmen target 5-10 coaches per High School - leverage visits. Salesmen offer Uniforms and Equipment to customers Catalog / Telesales Platform Targets Non - Traditional Channel Parks, YMCA, Church, Boys Clubs, Intramurals etc Centralized purchasing lends itself to catalog / telesales model Catalogs carry Equipment and Uniform Line BOO Manufacturing; Import Divisions Feed Both Sales Engines Two Non Overlapping Selling Channels Emerge 20

FY05 OPERATING PLAN Commence July 1, 2004 Inject BOO manufacturing/import items into Kessler and Dixie distribution Expand Kessler / Dixie model Grow sales force Acquire other "super dealers" (distribution) Produce/distribute "One Stop-Shop" catalog for reps Tag team with BOO telesales infrastructure Acquire manufacturing companies to feed distribution network Grow the product base to feed expanding road distribution force 21

Collegiate Pacific National Catalog TeleSales Overlay Tomark Sports National Catalog Installation Component Focus: Own California Kessler/Dixie/ Super Dealers Sales Force Equipment, Uniforms, Brands Telesales Support Acquire Other Manufacturers BOO Manufacturing & Import Expertise FY05 STRUCTURE 22

END GAME Complete Dixie Transaction and Solidify Distribution Platform for Targets to Come Acquire other geographically compatible "Super Dealers" Expand Kessler distribution = 200 salesmen/$500K ea Pump BOO manufactured/import product through this entity - seek new mfg. targets Aim BOO catalog/telesales efforts at non-salesman customer types } RESULT | 100M+ Kessler operation with Factory - Direct margins and growth $40M+ CP/Tomark catalog division with strong organic growth Highly efficient BOO manufacturing/import entity serving them both 23